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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 17, 1999

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Ohio                          1-5263                 34-0367600
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(State or other                (Commission File Number)      (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

         29400 Lakeland Boulevard
         Wickliffe, Ohio                                44092-2298
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(Address of principal executive offices)                (Zip Code)

                                  (440) 943-4200
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)



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 Item 5.       Other Events.

               On September 22, 1997, the Board of Directors of The Lubrizol Corporation approved a shareholder rights agreement. Under this rights agreement, one right was issued for each common share of the Company to shareholders of record on September 22, 1997. Each of the rights entitles the holder to purchase from the company one-half of one common share at a price of $170 per share upon a change of control of the company.

               The rights agreement described circumstances under which the rights may be redeemed by the company or under which the rights agreement may be amended. These provisions required a vote of the majority of members of the Board:

               (a) who approved the rights agreement;

               (b) who were recommended for nomination as director by a majority of the members of the Board who approved the agreement; or

               (c) who were recommended for nomination as a director by a majority of the members of the Board described in paragraph (b), and so on.

               On July 26, 1999, the Board of Directors of The Lubrizol Corporation approved an amendment to the rights agreement to eliminate these provisions, commonly known as "continuing director" provisions. After the amendment, the rights agreement allows a majority of the Board of Directors to redeem the rights or amend the rights agreement.

               The amended and restated shareholder rights agreement is filed as an exhibit to this Form 8-K.

Item 7.        Exhibits.

Exhibit No.                Description

    4.1 Form of Amended and Restated Rights Agreement, dated as of July 26, 1999, between The Lubrizol Corporation and American Stock Transfer & Trust Company, as Rights Agent, which includes thereto the Form of Rights Certificate (incorporated by reference to the registrant's Form 8-A/A dated August 17, 1999.)



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            THE LUBRIZOL CORPORATION

Date:  August 17, 1999                      By:  /s/  Kenneth H. Hopping
                                            Name:  Kenneth H. Hopping
                                            Title: Vice President and Secretary


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                                  EXHIBIT INDEX



Exhibit No.                Description

    4.1 Form of Amended and Restated Rights Agreement, dated as of July 26, 1999, between The Lubrizol Corporation and American Stock Transfer & Trust Company, as Rights Agent, which includes thereto the Form of Rights Certificate (incorporated by reference to the registrant's Form 8-A/A dated August 17, 1999.)